Exhibit 10.51

AMENDMENT NO. 3 TO THE SERIES 2017-VF1 REPURCHASE AGREEMENT

This Amendment No. 3 to the Series 2017-VF1 Repurchase Agreement (as defined below), is entered into as of January 3, 2022 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), CREDIT SUISSE AG, Cayman Islands Branch, as a buyer (“CSCIB” or “CSCIB Buyer”), CITIBANK, N.A., as a buyer (“Citibank” or “Citibank Buyer” and together with CSCIB Buyer, “Buyers”), PENNYMAC CORP., as seller (“PMC” or the “Seller”), and PENNYMAC MORTGAGE INVESTMENT TRUST, as guarantor (the “VFN Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018 (as amended by Amendment No. 1, dated August 4, 2020, Amendment No. 2, dated August 9, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of June 29, 2018 (as amended by Amendment No. 1, dated as of June 25, 2020, Amendment No. 2, dated August 4, 2020, Amendment No. 3, dated March 31, 2021, Amendment No. 4, dated August 2, 2021, Amendment No. 5, dated August 9, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyers, the Seller and the VFN Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Repurchase Agreement be amended to reflect the certain agreed upon revisions to the terms of the Series 2017-VF1 Repurchase Agreement;

WHEREAS, the VFN Guarantor is party to that certain Amended and Restated Guaranty, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), by the VFN Guarantor in favor of Buyers;

WHEREAS, as a condition precedent to amending the Series 2017-VF1 Repurchase Agreement, Buyers have required the VFN Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PMT Issuer Trust – FMSR, as issuer (the “Issuer”), Citibank, as indenture trustee, calculation agent, paying agent and securities intermediary, PMC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and the Administrative Agent are parties to that certain Indenture, dated as of December 20, 2017 (as amended by Amendment No. 1, dated as of April 25, 2018, Amendment No. 2, dated as of July 31, 2020, Amendment No. 3, dated as of October 20, 2020, Amendment No. 4, dated as of March 30, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of

December 20, 2017 (as amended by Amendment No. 1, dated as of June 29, 2018, Amendment No. 2, dated as of August 4, 2020, Amendment No. 3, dated as of August 9, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement,” and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PMC shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2017-VF1 Repurchase Agreement is a Transaction Document.

NOW THEREFORE, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2017-VF1 Repurchase Agreement is hereby amended as follows:

SECTION 1.Amendment to the Series 2017-VF1 Repurchase Agreement.

(a)Section 5.02 of the Series 2017-VF1 Repurchase Agreement is hereby amended by deleting subsection (h) in its entirety and replacing it with the following:

(h) Maintenance of Profitability. VFN Guarantor shall maintain profitability (i) for the Test Period ending December 2021, of at least $1.00 in Net Income for one (1) of the three (3) prior Test Periods, or (ii) for each other Test Period, of at least $1.00 in Net Income for one (1) of the two (2) prior Test Periods.

SECTION 2.Reaffirmation of VFN Repo Guaranty. The VFN Guarantor hereby (i) ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and (ii) acknowledges and agrees that such VFN Repo Guaranty is and shall continue to be in full force and effect.

SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Seller and the VFN Guarantor.

SECTION 4.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2017-VF1 Repurchase Agreement.

SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

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SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:  /s/ Dominic Obaditch
Name: Dominic Obaditch
Title:   Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:  /s/ Dominic Obaditch
Name: Dominic Obaditch
Title:   Authorized Signatory

By:  /s/ Margaret D. Dellafera
Name: Margaret D. Dellafera
Title:   Authorized Signatory

CITIBANK, N.A., as a Buyer

By:  /s/ Arunthathi Theivakumaran
Name:  Arunthathi Theivakumaran
Title:  Vice President

PENNYMAC CORP., as Seller

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as VFN Guarantor

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer